Exhibit 99.3
Armstrong World Industries Investor Presentation February 2013
Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance, including, in this presentation, all statements and projections relating to the building products "mid-cycle" outlook. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, February 19, 2013, and is subject to change. Any distribution of this presentation after February 19, 2013 is not intended and will not be construed as updating or confirming such information. In addition, we will be referring to "non-GAAP financial measures" within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are can be found in our SEC filings and on the Investor Relations section of our website at www.armstrong.com. Armstrong competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or "market share," as such terms may be used or defined for any economic, legal or other purpose. 2
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. Basis of Presentation Explanation When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. 3 We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2012 was used for all currency translations in 2012 and prior years. Guidance is presented using the 2013 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2013 guidance, 40% for 2012, and 42% for 2011, which are based on the expected full year historical tax rate. In the fourth quarter of 2012, we completed the sale of Cabinets business. The financial results of the Cabinets business, which were previously shown as a separate reporting segment, have been reclassified and presented as discontinued operations. The financial results included within this presentation, including historical results, are presented on a continuing operations basis unless specifically noted otherwise. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted
Investment Highlights
Investment Highlights Diversified $2.6 billion global building products company with leading positions in most key markets and products Leadership team executing strategy to drive strong EBITDA growth in all business, despite lower volumes, through disciplined focus on costs and pricing Pursue profitable growth: In core markets through focus on innovation, design and environmental leadership Significant opportunities for growth in product adjacencies and priority emerging markets Poised for considerable operational leverage on modest market recovery Focused on creating shareholder value 5
Global Business Overview 6
Diversified Global Building Products Company Leading global manufacturer of hardwood and resilient floors and suspended ceiling solutions for use in renovation and new construction $2.6 billion in sales from continuing operations in 2012 32 manufacturing plants in 8 countries Approximately 8,500 employees 7 Sales Profile North America International Residential Commercial New Renovation North America North America North America Ceilings Floors Commercial #1 #1 Residential #1 #1 Wood - #1 Europe, Africa, Middle-East Europe, Africa, Middle-East Europe, Africa, Middle-East Ceilings Floors Western #1 Top 10 Central #1 #1 Eastern #1 Top 10 Africa / Mid-East #2 Top 10 Asia, Australia Asia, Australia Asia, Australia Ceilings Floors China #1 #4 Australia #1 #1 India #1 #1 SE Asia #1 #1 Global Presence, Worldwide Market Leader (1) (1) Management estimates. (CHART) (CHART) (CHART)
2012 Business Segment and End-Use Profile 8 Diversified revenue profile across products and end-use applications (CHART) $925 $450 $1,225 $2,600 45% 20% 25% 10% 60% 35% 5% 65% 35% 30% 5% 45% 20% * Residential flooring products are sold in North America only North America
77% 22% 12% EBITDA Growth in All Businesses Despite Lower Volumes 9 2009 2012 Strong EBITDA growth during challenging macro environment $400M $306M (11%) Worldwide Ceilings Worldwide Resilient Wood Corporate Worldwide Ceilings Worldwide Resilient Wood 2009 2012 2009 2012 2009 2012 Sales $1.1B $1.2B 10.6% $1.0B $925M (5.4%) $500M $450M (10.4%) EBITDA as % of Sales 20% 25% + 540 bps 5% 9% + 430 bps 5% 11% + 530 bps 71% 17% 9% 3% 31%
Global Revenue Mix and Product Mix 10 Sales by End-use Segment (2) Office Retail Education Healthcare Segment % of Business Office 30% - 40% Retail 20% - 30% Education 15% - 25% Healthcare 5% - 15% Transportation / Other 5% - 15% (CHART) (CHART) Ceilings Commercially oriented business with diverse end-use applications (1) Consists of wood, metal and other alternative material ceilings manufactured or sourced by the company (2) Management estimates
Where We Make Money 11 (CHART) $220M $310M Improved profitability; leveraged to rebound in North American Market Ceilings 41% 2009 2012 Worldwide ABP Sales $1.1B $1.2B 10.6% EBITDA as % of sales 20% 25% + 540 bps Contribution of WAVE JV to EBITDA margin 4% 5%
Armstrong/Worthington JV (WAVE) 50% - 50% global joint venture with Worthington Industries - 20+ years old Manufactures ceiling suspension systems (grid) Leverage Worthington's strength buying and forming steel, and Armstrong's strength selling and marketing ceilings Invisible to the customer - they buy an Armstrong ceiling system $56 million of equity earnings for Armstrong in 2012 - added 5% to ceilings EBITDA margin 12 Ceilings Highly profitable JV leveraging core competencies of partners
(CHART) Global Revenue, Profitability and Product Mix (1) Residential flooring products are sold in North America only *Considered traditional vinyl products ~50% of flooring sales 13 (CHART) 2012 Sales by Geography and Product Form (CHART) Residential (1) 58% Commercial 42% Flooring Wood $450 2009 EBITDA 2012 EBITDA $135M Improved profitability despite lower sales; leveraged to rebound in North American Market 71% Asia profitability down due to China plant construction & start up costs
Global Revenue Mix cont..... 14 Commercial ~$600M Residential ~$775M Total Business (CHART) Remodel 70% New 30% (CHART) Remodel 75% New 25% New vs. Remodel Channel / End-use Segment (1) Segment % of Business Healthcare 20% - 30% Retail 20% - 30% Education 15% - 25% Other 15% - 25% Office 5% - 15% Channel % of Business Big Box 35% - 40% Independent 60% - 65% Flooring Wood $450M Leveraged to rebound from improving North American residential activity (1) Management estimates
Leadership 15
Management Successfully Executing Majority of senior leadership team joined Armstrong after January 2010 Earnings progress despite lower volumes Building competitive cost structure European turnaround Growth through organic investments, tactical acquisitions and product adjacencies Innovation initiatives Divestiture of Cabinets and Patriot flooring distribution businesses 16 (CHART) (1) Cumulative cost savings figures include Cabinets (2) SG&A as a % of sales excludes Cabinets

Armstrong®

Key Milestones

2009
- TPG invests in Armstrong

2010
- New CEO and CFO
- Announce $150M cost out initiative
- Leverage recap. and $800M special dividend

2011
- New CEO of global ceilings business
- Cost out initiative raised to $165M and then $185M
- Organic growth in emerging markets
- Begin construction of three plants in China
- Fixing underperforming businesses
- Simplex ceilings acquisition (Architectural Specialties)

2012
- $500M special cash dividend
- Cost out initiative concluded at $200M in Q3 2012
- Divestiture of Cabinets and Patriot flooring distribution businesses
- Announced construction of ceilings plant in Russia
- Execution of secondary offering whereby The Asbestos Trust and TPG sold 5.98M shares

2013 – 2014
- Completion of Chinese and Russian facilities 2013-2014.
- Profitable growth in core markets through focus on innovation, product adjacency opportunities, design and environmental leadership

2009	2010	2011	2012
Idle: Montreal, Mobile *Close: Auburn, Nashville*	*Close: St. Gallen, Oneida, Center, Montreal, Teeside*	*Idle: Statesville* *Close: Beaver Falls, Holmsund*	*Close: Mobile, Statesville*

	2006	2007	2008	2009	2010	2011	2012	2013 Est.
Sales	$3.25B	$3.29B	$3.13B	$2.64B	$2.63B	$2.67B	$2.61B	$2.70 - $2.80B
EBITDA	$396M	$430M	$398M	$306M	$306M	$374M	$400M	$390 - $420M
EBITDA as % of Sales	12.2%	13.1%	12.7%	11.6%	11.6%	14.0%	15.3%	~14.7%
Housing starts[1]	1,801	1,355	906	554	587	609	780	~950

[1] U.S. Census Data.

Leadership

17
Strategy 18 1. Optimize Product Portfolio Broad product offering and availability Drive mix New product pipeline Quality leader 2. Drive Emerging Market Growth Construction of four plants underway, three in China and one in Russia Tailor products for local consumption Increase in sales and marketing resources to cultivate demand Expansion of distribution network and project pipeline 3. Continue Innovation Leadership Bridge to future growth "New to World" products Custom solutions Design, performance and installation "Sustainability" leadership 4. Emphasis on Operational Excellence Competitive Cost Structure Continued LEAN deployment Continue to drive mix and share gain Best on-time delivery performance Lowest warranty claims rate
Growth 19
Growth Opportunity Highlights Developed markets growth initiatives Consolidate and leverage brand and market share Drive price to cover inflation Realize mix and share gains through innovation, sustainability and new product introductions Architectural Specialties Armstrong is uniquely positioned to service global A&D projects Emerging Markets: Conversion Opportunity Above average growth in healthcare and education segments Russia China 20
Growth From The Core 21 Results Business Model Strengths Strong Brand and Leading Market Share Across Businesses Track Record Of Price Increases > Inflation New Products And Improving Mix High operating leverage when volumes recover Lower cost structure leads to higher margins Recurring revenue from large installed base in repair and remodel business Proven ability to pass through costs plus margin in weak market Raw material volatility has been a strength not weakness Introduction of "New to the World" Products History of innovation and delivering what our customers want Products with "wow" factor drive higher margins Commitment to environmental sustainability

Armstrong

Leadership in Product Innovation – We Make Ideas Become Reality

Bridge to future growth in developed markets



Alterna™ Premium Luxury Vinyl Tile
Carrera Marble, D4180
Awards:
Named as one of the 100 best new products of 2012 by *This Old House*
2012 National Floor Trends Reader's Choice Award
Received top recognition in 3 separate issues of *Consumer Reports* in 2012, the all-important Flooring Issue, Bathroom Remodel issue, and Kitchen Planning & Buying Guide.

Alterna™ & Alterna Reserve - premium luxury vinyl tile flooring is the innovative alternative to stone and ceramic tile. Both Alterna collections are designed to capture the timeless look of natural stone tile flooring and ceramic tile floors, while providing a comfortable surface for everyday living. All of the patterns within each collection can be installed with grout or without grout, for a true stone or ceramic tile look.

Drive growth in emerging markets



Beijing Metro
Line 6
Beijing, China
Required Custom Solution

Line 6 of the Beijing Metro is a rapid transit rail line currently under construction in Beijing. Each metro stop has its own unique design that will feature Architectural Specialties products. <u>This job required a custom solution.</u> Armstrong worked with the Architect to help make their ideas become reality. We provided a total system solution ranging from design support and product customization to installation guidelines for the architect and owner.

Growth

22

Leadership in Product Innovation – Sustainable Solutions


Striations BioBased Tile®
Azure T3600 & Twilight T3603
Awards:
Awarded Bronze in the 2011 International Design Awards (IDA)
Received the coveted Silver 2012 Nightingale Award. The awards program, sponsored by *Contract* magazine and The Center for Health Design, recognizes the best in excellence and innovation in healthcare product design.
Took top honors in the 2012 Symposium Distinction Awards sponsored by *FacilityCare Magazine, winning both* Architect's Choice and Best in Show.

Striations BioBased Tile® (BBT) delivers stylish linear visuals in a ***non-PVC tile with 85% limestone and 10% pre-consumer recycled content***. It contains BioStride® a revolutionary patent-pending polymer, made with rapidly renewable, US-grown plant ingredients (2% *rapidly renewable content*, based on the weight of the composition tile).


Health Zone™ Ultima®
University of North Texas

Health Zone™ Ultima® - provides excellent acoustical absorption (NRC) and blocking (CAC), in a washable, water repellant ceiling panel that meets USDA / FSIS guidelines for use in food processing areas, kitchens and Clean Room assemblies. Ultima Health Zone panels have high light reflectance value, are durable, including impact, scratch and soil resistance, offer HumiGuard+ no sag performance, are resistant to surface growth of mold and mildew, can be recycled at the end of their usable life, and ***contain 70% recycled content***.

Pioneered the industry's 1st ceiling recycling program

- Since inception recycled over 123 million sq ft of ceiling tiles and diverted over 61,500 tons of waste from landfills
- Recycling just 1 ton of tiles saves 11 tons of raw materials, 1,892 gallons of potable water, and enough electricity to power a home for 1.4 months

Growth

23

Armstrong

Architectural Specialties (AS)

Specialty Ceilings (AS) ~ 10% of ceiling sales


Serpentina Waves
Dallas Love Field Airport

- Critical attributes are design and aesthetics; functionality is an important added benefit
- Lower volume, higher “touch”, sometimes involving custom design and engineering
- Higher price per unit, used for “statement” spaces and high-end commercial buildings

Financially attractive space

- **Large opportunity:** $2B global market potential
- **Above-average ROIC:** make/buy, lower fixed capital

Strengthens base business

- **“Pull through” effect** on core mineral fiber ceilings

Adds value to our architects and contractors

- **Simplifies buying:** 1-stop shopping, solve challenges
- **Excites architects:** it’s what they want to talk about

Armstrong’s global footprint is key differentiator

Incremental profitable growth that strengthens entire ceilings business

Growth

24

Architectual Specialties Global Footprint

Top global firms doing more foreign projects

- Of the top 200 global architects – estimated that ~50% of revenues come from outside their home country



Armstrong factory
Engineering office
Moscow, Russia
Stafford, UK
Montreal, Canada
Paris, France
St. Gallen, Switz.
Lancaster, US
Dubai, UAE
Shanghai, China
Rankweil, Austria
Mumbai, India

What our customers said…

- *"Years ago, we started doing more cross-border business because of the economy. Now it is a focus of our firm."*
- *"Doing foreign projects is hard. If you folks make my life easier, I'm willing to go to bat for you. Your products are great. Help me."*

- Our response…dedicated global specifications team
- Increased resource commitment drove 13%+ sales growth in 2012 for Architectural Specialties

Armstrong's global footprint and service model are key differentiators with Architects and Designers

25
Emerging Markets Investments to Drive Growth Manufacturing investments in priority markets to make products designed for local consumption Building four plants; three in China to be completed in 2013 and one in Russia to be completed late in 2014 Added over 100 sales and marketing resources - primarily in China Sales to emerging markets ~12% of total sales in 2012, an increase of over 56% since 2009. 26 Nan Luo Gu Xiang Station, China
Product Conversion in Emerging Markets Will Drive Growth Improvements in building standards and product performance benefits are accelerating conversion 27 Transition to Western building standards drives growth in our product forms Mineral Fiber ceilings Drywall ceilings Resilient floors Ceramic floors Acoustics Fire Seismic Hygiene Humidity Environment Product Benefits Improved building standards require access to the plenum for HVAC, fluid management, lighting, etc. Rising wage rates create more favorable installed cost profile for our products
Russia 3rd largest suspended ceiling market in the world with significant future growth Armstrong is # 1 - brought the suspended ceiling category to Russia in 1992 28 Resource commitment enhances foundation to drive differentiated future growth Two key market growth opportunities Increase New Build penetration to western levels...>90% Upgrade existing schools / hospitals Growth Opportunity (1) Management estimates Suspended Ceilings Penetration (1) Office 70% Commercial 85% Education 20% Healthcare 30% Commitment of Resources Construction of Mineral Fiber Ceilings Plant BOD approved in 2012, with expected completion in late 2014 The plant will be the 1st of its kind in Russia Enhanced profitability via avoidance of 20% - 30% import duties Distribution expansion during 2012 Local Armstrong DC = enhanced customer service Increased # of distributors 6x via expansion into Tier 2 cities Differentiated in brand, sales force and specification strength Investments drove 20% + sales growth in 2012

Armstrong

China

- Policy driven investment in healthcare, education, and mass transit drives growth that outpaces overall market

Growth Opportunity

	Product Form Penetration [1]
Suspended Ceilings	<20%
Resilient Flooring	<10%

Two key market growth opportunities

- Increase New Build penetration to western levels...>90%
- Construction shifting from coastal cities to interior and western areas of China – expansion of distribution and market coverage to serve demand

Commitment of Resources

Construction of 1 Ceiling and 2 Flooring plants
- First flooring plant will be completed in Q1 2013; with remaining ceiling and flooring plants completed in 2013

Distribution and market coverage expansion during 2012
- Increase of ~75% in the number of tracked projects
- Flooring - expanded distribution into Tier III/IV cities - 459 cities now covered

Additional SG&A investments to cultivate demand and increase the number of architect and design firms covered

Resource commitment enhances foundation to drive differentiated future growth

[1] Management estimates

Growth

29

Growth Opportunities Summary Opportunities for growth in core markets that don't involve a recovery in the U.S. or Europe Architectural Specialties and emerging markets sales can double in 4 to 6 years and are both natural extensions of our core businesses Geographic expansion Local manufacturing in China and Russia Conversion opportunity accelerating Product category adjacencies China and Russia are only part of the emerging market opportunity India, Brazil, the Middle East and Southeast Asia all have great potential 30
Financial Overview 31
Focused on creating shareholder value Performance through the cycle Profitable and cash flow positive throughout the downturn Cost reduction and disciplined spending Achieve price to cover inflation Growth via recovery and aggressive organic investments / mid-cycle outlook ROIC goal driven Strong balance sheet; leverage, liquidity and maturity profile Fully funded U.S. pension plan 32
Adjusted EBITDA History(1) 33 (CHART) $395 $275 ($445) ($120) $130 $10 ($40) $230 ($35) A history of driving Price > Inflation $400 ($ Million) (1) Management estimates. Leveraging our brand, commitment to innovation and leading market share positions to drive earnings progress in spite of significant market driven volume headwinds
Performance Through the Cycle 34 Trough 2009 2012 "Mid-Cycle" McGraw Hill Construction non residential starts (3) 776 703 ~1,400 U.S. Housing Starts (000) 554 780 ~1,200 Plants (1) 38 32 37 Sales $2.64 Billion $2.61 Billion ~$4 Billion Adjusted EBITDA Margin 11.6% 15.3% ~20% ROIC(2) 4.5% 9.8% > 15% (1) As of January 1 (2) Unadjusted (3) Millions of square feet Growth through recovery and organic investment and continued improvement in achieving ROIC > our cost of capital 2 China Flooring 1 China Ceiling 1 Russia Ceiling 1 U.S. Mineral Wool Building products "mid-cycle" will reoccur when: US residential activity (new and R&R) can sustain historical normal levels of activity Global GDP has experienced several years of positive growth (implying commercial construction returns to historical norms in developed markets) Armstrong's emerging market plants are fully operational ($ Million) (CHART) Adjusted EBITDA
"Mid-cycle" Path to Growth 35 (CHART) ~20% (CHART) ~95% (1) Armstrong specific initiatives to drive mix, share and price > inflation. (2) UK, Western Europe and Australia. (3) North America, U.K, Western Europe and Australia. (CHART) ~85% (CHART) ~50% (1) (2) (3) (1) (1) ($ Millions) ($ Millions) ($ Millions) ($ Millions)
Path to Growth - Adjusted EBITDA margin 36 (CHART) (CHART) Margin on Incremental Volume Ceilings 30% - 40% Resilient 25% - 35% Wood 25% - 30% 30% 20% 10% 0% 30% 20% 10% 0% High incremental margins on new business expected to drive increased margins in "mid-cycle"
Balance Sheet 12/31/2012 37 Maturity Profile No significant maturities until 2015 Considerable covenant flexibility Liquidity Sufficient liquidity to manage operations, and execute capital spend and restructuring plans (CHART) (CHART) $620M
Investment Highlights Diversified $2.6 billion global building products company with leading positions in most key markets and products Leadership team executing strategy to drive strong EBITDA growth in all business, despite lower volumes, through disciplined focus on costs and pricing Pursue profitable growth: In core markets through focus on innovation, design and environmental leadership Significant opportunities for growth in product adjacencies and priority emerging markets Poised for considerable operational leverage on modest market recovery Focused on creating shareholder value 38
Financial Overview Appendix 39
($44) EBITDA Bridge - Full Year 2012 vs. Prior Year 40 $21 $32 $32 $1
2013 Estimate Range (1) 2013 Estimate Range (1) 2013 Estimate Range (1) 2012(2) Variance Variance Variance Net Sales(3) 2,700 to 2,800 2,619 3% to 7% Operating Income(4) 280 to 310 300 (7)% to 3% EBITDA 390 to 420 400 (3)% to 5% Earnings Per Share(5) $2.30 to $2.60 $2.51 (8)% to 4% Free Cash Flow 75 to 125 89 (16)% to 40% Guidance is presented using 2013 budgeted foreign exchange rates, 2012 results are presented using 2012 budgeted foreign exchange rates 2012 and 2013 net sales include the impact of foreign exchange As reported Operating Income: $275- $305 million in 2013 and $271 million 2012 As reported earnings per share: $2.10- $2.40 in 2013 and $2.41 in 2012 Key Metrics - Guidance 2013 41
2013 Financial Outlook $40 - $50 million increase 2.5% Annual Gross Productivity target ; Adjusted Gross Margin (25) to (75) bps vs. 2012 Down $10 million; 60% manufacturing, 40% SG&A $0 - $5 million vs. 2012 $25 - $50 million. Adjusted long-term ETR of ~39%(2) Sales(1) $600 - $650 million EBITDA $68 - $83 million $170 - $190 million < $5 million Raw Material & Energy Inflation Manufacturing Productivity U.S. Pension Credit Earnings from WAVE Cash Taxes/ETR Q1 Capital Spending Exclusions from EBITDA 42 Net sales include foreign exchange impact As reported ETR of 42% for 2013
2012 2011 V EBITDA- Adjusted $400 $374 $26 Depreciation and Amortization (100) (102) 2 Operating Income - Adjusted $300 $272 $28 Foreign Exchange Movements 2 4 (2) Cost Reduction Initiatives (13) (15) 2 Accelerated Depreciation (not included above) (12) (9) (3) Impairment (6) (3) (3) Restructuring - (9) 9 Operating Income - As Reported $271 $240 $31 Interest (Expense) Income (51) (46) (5) EBT $220 $194 $26 Tax (Expense) Benefit (76) (81) 5 Net Income $144 $113 $31 Full Year - Adjusted EBITDA to Reported Net Income 43
Management Team 44
Matthew J. Espe, Chief Executive Officer and President In July 2010, Matthew J. Espe was appointed CEO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. He brings 30 years of experience in sales, marketing, distribution and management in global manufacturing businesses to Armstrong from his previous position at Ricoh Americas Corporation, a subsidiary of Ricoh Company, Ltd., where he served as Chairman and CEO. Prior to this role, Mr. Espe was Chairman and CEO of IKON Office Solutions, Inc., a $4 billion office equipment distributor and services provider with 24,000 employees. The company was acquired by Ricoh in 2008. Before joining IKON in 2002, Mr. Espe was president and CEO of GE Lighting. In a career that spanned 22 years there, he managed multiple functional areas, including sales, marketing, distribution and manufacturing as well as management within several business units. Along with a wealth of experience, he also brings a finely-tuned global perspective, having led businesses in Europe, Asia and North America. Mr. Espe is also a member of the board of Unisys Corporation. He is an active volunteer and member of the board of United Way of Southeastern Pennsylvania. He graduated from the University of Idaho and has an MBA from Whittier College. 45
Thomas B. Mangas, Senior Vice President and Chief Financial Officer Thomas B. Mangas is senior vice president and CFO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Mr. Mangas joined Armstrong in February 2010. Prior, he was vice president and CFO of the $28 billion beauty and grooming business of Procter & Gamble Co. after a steady progression of finance roles at that company. He has broad domestic and international experience including implementing tough cost management initiatives, exploiting new growth opportunities, acquisition integration, strategic planning, resource allocation, cost accounting, Sarbanes-Oxley implementation and controls, tax compliance and organization development. He earned his bachelor's degree in Economics and History from the University of Virginia in 1990 where he was elected to the Phi Beta Kappa honorary society. 46
Victor Grizzle, Executive Vice President, CEO, Armstrong Building Products Victor "Vic" Grizzle is executive vice president and CEO, Armstrong Building Products, in Lancaster, Pennsylvania. Mr. Grizzle has 23 years of experience in process improvement, sales, marketing and global business leadership. He comes to Armstrong from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005. Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric Corporation. Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical Engineering. 47
Frank J. Ready is executive vice president and CEO of Armstrong Floor Products Worldwide, in Lancaster, Pennsylvania. Mr. Ready joined Armstrong in 1983 in Building Products Operations Sales and progressed through positions in Marketing before moving to the company's flooring business in 1996. He served in positions of increasing responsibility including senior vice president of Sales and Marketing - Armstrong Floor Products, where he worked with "Big Box" customers, builders and independent retailers. He also briefly managed flooring manufacturing operations. Mr. Ready is a member of the board of directors of the Tropical Forest Foundation, a coalition of industry, conservation and scientific leaders who work together to achieve sustainable management of tropical timber in the major producing regions. He is also a member of the board of directors of the National Association of Manufacturers. A native of Cherry Hill, New Jersey, Mr. Ready earned a bachelor's degree in Business Administration from Franklin & Marshall College. 48 Frank J. Ready, Executive Vice President, CEO, Armstrong Floor Products Worldwide
Thomas J. Waters, Vice President Treasury & Investor Relations Thomas J. Waters is Vice President, Treasury and Investor Relations of Armstrong World Industries, Inc. Mr. Waters joined Armstrong in 1998 as Manager, Capital Markets. Since then he has held the positions of Director of Investor Relations, General Manager of Finance and IT for Building Products Europe, General Manager Financial Planning and Analysis for North American Floor Products. He was named Treasurer in 2008, and added investor relations responsibilities in 2010. Prior to Armstrong, Mr. Waters worked for American Airlines in Dallas, TX in both Treasury and Operational Finance roles. Mr. Waters earned a BA from Binghamton University, and a MBA from the Walter A. Haas School of Business at the University of California, Berkeley. 49
Kristy Rohrbaugh, Investor Relations Manager Kristy Rohrbaugh is Investor Relations Manager of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Ms. Rohrbaugh became Investor Relations Manager in December of 2010 and has responsibility for managing all external investor communications. Ms. Rohrbaugh joined Armstrong in November of 2008 as External Reporting Manager. Prior to Armstrong, Ms. Rohrbaugh spent over 5 years in public accounting as an auditor and advisor to clients in the construction engineering, banking, utility, and manufacturing industries with a focus on SEC reporting and Sarbanes-Oxley compliance. Ms. Rohrbaugh is also a Certified Public Accountant and member of the AICPA. She previously served as Treasurer of the York Hospital Auxiliary, a Wellspan affiliated non-profit organization. Ms. Rohrbaugh earned a bachelor of science with dual degrees in Business Administration and Accounting, and an MBA from York College of Pennsylvania. 50
Investor Relations Contact Information 51 Kristy Rohrbaugh, CPA, MBA Investor Relations Manager Armstrong World Industries 2500 Columbia Avenue Lancaster, PA 17604 P: 717-396-6354 F: 717-396-6128 E: ksrohrbaugh@armstrong.com Thomas J. Waters VP, Treasury and Investor Relations Armstrong World Industries 2500 Columbia Avenue Lancaster, PA 17604 P: (717) 396-6354 F: (717) 396-6136 E: tjwaters@armstrong.com